EXHIBIT 10.49

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                    ---------------------------------------

                               LICENSE AGREEMENT

                    ---------------------------------------


                                    Between

                             BEAR ACQUISITION CORP.

                                      and

                               FORTE HOTELS, INC.




                         Dated as of January [23], 1996



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365002.1

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                               TABLE OF CONTENTS

                                                                       Page No.


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1.  Certain Defined Terms.......................................  1

                                   ARTICLE II

                                LICENSE GRANTED

SECTION 2.1.  Grant.......................................................  2
SECTION 2.2.  License Fees................................................  3
SECTION 2.3.  Compliance with Obligations.................................  3
SECTION 2.4.  Documents...................................................  3
SECTION 2.5.  Reservations and Promotion..................................  3
SECTION 2.6.  Third Party Infringement; Protection........................  4
SECTION 2.7.  Usage.......................................................  4
SECTION 2.8.  No Use upon Termination.....................................  4

                                  ARTICLE III

                                  TERMINATION

SECTION 3.1.  Term........................................................  5
SECTION 3.2.  Other Termination...........................................  5
SECTION 3.3.  Effect of Termination.......................................  5

                                   ARTICLE IV

                                 OTHER MATTERS

SECTION 4.1.  Rights Reserved, etc........................................  6
SECTION 4.2.  Limited Representations by Licensor.........................  6
SECTION 4.3.  Indemnification.............................................  6
SECTION 4.4.  Confidential Information....................................  8
SECTION 4.5.  Liquidated Damages..........................................  8
SECTION 4.6.  Continued Use of Trademarks.................................  9

                                   ARTICLE V

                                 MISCELLANEOUS

SECTION 5.1.  Expenses....................................................  9
SECTION 5.2.  Notices.....................................................  9
SECTION 5.3.  Public Announcements........................................ 10
SECTION 5.4.  Headings.................................................... 11
SECTION 5.5.  Severability................................................ 11

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365002.1

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SECTION 5.6.  No Third Party Beneficiaries................................ 11
SECTION 5.7.  Amendment and Waiver........................................ 11
SECTION 5.8.  Governing Law............................................... 11
SECTION 5.9.  Counterparts................................................ 12
SECTION 5.10. No Transfer, etc............................................ 12
SECTION 5.11. No Agency/Partnership....................................... 12



SCHEDULES

Schedule 1.01(q) The Trademarks
Schedule 2.01    Joint Ventures


                                      -ii-

365002.1

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                  LICENSE AGREEMENT (this "Agreement"), dated as of January
[ ], 1996, between FORTE HOTELS, INC., a Delaware corporation, as Licensee ("Licensee") and BEAR ACQUISITION CORP., a Delaware corporation, as Licensor ("Licensor").

                                  WITNESSETH:

               WHEREAS, pursuant to the Agreement Among Purchasers, dated as of January [ ], 1996, among National Lodging Corp. ("NALC"), Motels of America, Inc. and Licensor (the "Agreement Among Purchasers"), NALC has agreed to cause Licensee to enter into this Agreement;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and other good and valuable consideration, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the respective meanings set forth below. Unless the context otherwise requires, other terms used but not otherwise defined shall have the meanings ascribed to them in the Agreement Among Purchasers.

         (a) "Agreement" has the meaning provided in the preamble to this Agreement.

         (b) "Agreement Among Purchasers" has the meaning provided in the recitals to this Agreement.

         (c)      "Co-owner" has the meaning provided in Section 3.02.

         (d)      "Factor" has the meaning provided in Section 4.05.

         (e)      "Forte SPV Agreement" has the meaning provided in
Section 2.03:

         (f) "Gross Room Revenues" means all receipts derived from the renting, use or occupancy of guest rooms and meeting rooms in the hotel or motel, excluding sales taxes or other taxes which may be required by law, to be collected from guests.

         (g)      "HFS" has the meaning provided in Section 4.05.

         (h)      "Indemnified Party" has the meaning provided in
Section 4.03.


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365002.1

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         (i)      "Joint Venture" has the meaning provided in
Section 2.01.

         (j)      "Joint Venture Properties" has the meaning provided in
Section 2.01.

         (k) "Licensee" has the meaning provided in the preamble to this Agreement.

         (l) "Licensor" has the meaning provided in the preamble to this Agreement.

         (m)      "Loss" has the meaning provided in Section 4.03.

         (n) "NALC" has the meaning provided in the recitals to this Agreement.

         (o) "Territory" means Canada, Mexico, the Commonwealth of Puerto Rico and the United States of America.

         (p)      "Third Party Claims" has the meaning provided in
Section 4.03.

         (q) "Trademarks" means the trademarks, service marks and logos listed in Schedule 1.01(q), attached hereto and made a part hereof, including, without limitation, the registrations and applications for registration listed in
Schedule 1.01(q).

         (r) "Travelodge License Agreement" has the meaning provided in Section 2.05.


                                   ARTICLE II

                                LICENSE GRANTED

                  SECTION 2.1. Grant. (a) Subject to the terms and conditions hereof, Licensor hereby grants to Licensee a non-exclusive, non-transferable right and license to continue to use the Trademarks within the Territory in connection with hotel and motel services and related goods and services for the hotels and motels listed on Schedule 2.01 (the "Joint Venture Properties"), each individually a "Joint Venture Property", and the hotel or motel business operated at each such Joint Venture Property being a "Joint Venture"), to the extent of Licensor's rights in the Trademarks, subject always to compliance with the terms of this Agreement.

                  (b)      Licensor further grants to Licensee a
non-exclusive, non-transferable right and license to continue to use the Trademarks outside the Territory, to the extent of

                                      -2-
365002.1

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Licensor's rights in the Trademarks, solely to advertise, promote and make reservations for the Joint Venture Properties.

                  (c) The right and license to use the Trademarks granted in this Section 2.01 shall apply only to the Joint Venture Properties and for the current term, or as extended pursuant to Section 3.04(a) of the Agreement Among Purchasers, of the Joint Venture agreement in respect of such property. There shall be no expansion or revision of the list of Joint Venture Properties contained in Schedule 2.01 except that hotels and motels may be deleted from the list upon termination of this Agreement with respect to such Joint Venture Property.

                  SECTION 2.2. License Fees. (a) For each Joint Venture, Licensee shall, within five (5) days after the end of each calendar month during the term of this Agreement, pay to Licensor a royalty fee equal to four percent (4%) of Licensee's percentage ownership interest in the Joint Venture Property multiplied by the Gross Room Revenues of the Joint Venture. This royalty fee is in consideration of Licensee's use of the Trademarks and is fully earned each day such Trademarks are used by Licensee, and is not subject to any counter-claims or setoffs of any nature.

                  (b) In addition, in consideration of the use and benefit of the marketing and reservation system owned and operated by Licensor, Licensee shall pay, or cause each Joint Venture to pay, to Licensor a fee equal to the lesser of (i) the percentage of Gross Room Revenues currently being paid by such Joint Venture to Licensee for such services, subject to the right of Licensor to increase such fee under the same circumstances as Licensee may currently raise such fee pursuant to the respective joint venture agreement and
(ii) four and one half percent (4.5%) of Gross Room Revenues of such Joint Venture, within five (5) days after the end of each calendar month.

                  SECTION 2.3. Compliance with Obligations. Licensee hereby agrees to abide by all obligations of Licensor in the Territory pursuant to the trademark assignment agreement dated the date hereof between Licensor and Forte USA, Inc., a Delaware corporation, relating to the Trademarks and all attachments thereto.

                  SECTION 2.4. Documents. The parties agree to cooperate in recording the licenses granted herein where appropriate and will enter into such further agreements and execute such documents as either of them may reasonably request as necessary for the purposes of recordation and enforcement of the rights granted herein.

                  SECTION 2.5. Reservations and Promotion. The parties shall cooperate in advertising and promoting their hotels and

                                      -3-
365002.1

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motels, and in taking reservations for each other's hotels and motels, on terms substantially similar to those contained in the form of Travelodge License Agreement ("Travelodge License Agreement"), a copy of which has been supplied to Licensee, or on such other terms as may be mutually agreed from time to time.

                  SECTION 2.6. Third Party Infringement; Protection. Licensee shall immediately notify Licensor of any possible infringement of any of the Trademarks which may come to Licensee's attention and Licensee agrees to cooperate fully with Licensor at its own expense in the prosecution of any infringers. Licensee further agrees to do any and all things (including, but not limited to, executing any relevant documents or instruments) which are deemed necessary or appropriate by Licensor in order to secure, protect and/or preserve Licensor's rights to the Trademarks. Without limiting the generality of the foregoing, Licensee agrees to take any actions required to be taken by the franchisee under the terms of the Travelodge License Agreement.

                  SECTION 2.7. Usage. Licensee shall not, in any manner, represent that it has any ownership in the Trademarks or in any registrations thereof, but may, during the term hereof, represent that it is a "licensee" or "official licensee" hereunder. Licensee shall not register or attempt to register any of the Trademarks in its own name or that of any other person or entity unless specifically authorized in writing by Licensor to do so. Licensee shall not use, and shall use its best efforts to keep others from using, the Trademarks in any manner likely to cause confusion or doubt in the mind of the public. Any and all uses of the Trademarks by Licensee shall inure to the benefit of Licensor, which shall be entitled to and own all rights, interests and benefits created by such uses, including, but not limited to, Trademark goodwill. Licensee shall use the Trademarks in compliance with the standards and rules for franchisees contained in the Travelodge License Agreement or as otherwise promulgated from time to time by Licensor in respect of Travelodge or Thriftlodge properties.

                  SECTION 2.8. No Use upon Termination. Upon expiration or termination of this Agreement for any reason, none of Licensee, any Joint Venture or any co-owner of any Joint Venture shall use at any time, on any products or otherwise, any word or term, or any symbol or any label having any resemblance to the Trademarks.



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365002.1

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                                  ARTICLE III

                                  TERMINATION

                  SECTION 3.1. Term. With respect to any and all Trademarks, this Agreement shall continue in force until the earliest of:

         (a) its expiration or earlier termination pursuant to the terms hereof, including, but not limited to, breach of this Agreement, including, with respect to any Joint Venture, any breach of the standards and rules for franchisees contained in the Travelodge License Agreement or as otherwise promulgated from time to time by Licensor in respect of Travelodge or Thriftlodge properties;

         (b) twenty (20) years from the date of this Agreement; or

         (c) in respect of any Joint Venture, upon the later of (i) ten business days following (A) delivery of written notice by Licensee to Licensor of termination in respect of such Joint Venture or (B) the dissolution of such Joint Venture and (ii) payment by Licensee to Licensor of liquidated damages in accordance with Section 4.05(a) in respect of such Joint Venture.

                  SECTION 3.2. Other Termination. Notwithstanding anything to the contrary herein, Licensor may terminate this Agreement forthwith, or at any time thereafter, by notice to Licensee in the event that (i) Licensee shall go into liquidation, (ii) a receiver or trustee shall be appointed for all or a portion of the property or estate of Licensee, (iii) Licensee shall be adjudged bankrupt or insolvent, (iv) Licensor shall file a voluntary petition in bankruptcy or insolvency, (v) a petition in bankruptcy or insolvency shall be filed against Licensee and not dismissed within ninety (90) days, or (vi) Licensee makes an assignment for the benefit of its creditors (and whether any of the aforesaid events be the outcome of the voluntary act of Licensee or otherwise). Licensee shall give Licensor prompt written notice of the occurrence of any of the event(s) described in the preceding sentence.

                  SECTION 3.3. Effect of Termination. (a) Upon any termination of this Agreement in respect of any Joint Venture Property, this instrument forthwith constitutes an assignment to Licensor of all of Licensee's rights in and to the Trademarks, together with the goodwill of the business then symbolized thereby insofar as Licensee and said Joint Venture Property or Joint Venture Properties are concerned, and Licensee will, and will cause the Joint Venture to, immediately discontinue all use of the Trademarks and shall immediately obliterate the words "Travelodge", "Thriftlodge", "Sleepy Bear" and the design of

                                      -5-
365002.1

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"Sleepy Bear" from Licensee's signs and from any and all places and materials whatsoever.

                  (b) If Licensee or the Joint Venture shall fail to obliterate any such words within fifteen (15) days after written demand, then Licensor by its duly authorized agents may enter upon the premises of Licensee to accomplish said results without being guilty of trespass or any other tort, and may make or cause to be made such changes at the expense of Licensee, which Licensee agrees to pay on demand. Licensor and Licensee further agree that it would be impractical or extremely difficult to fix the actual damage sustained by Licensor for Licensee's use of the Trademarks, and Licensee agrees, therefore, to pay to Licensor as liquidated damages Five Hundred Dollars ($500) a day for each day's unauthorized use thereof. Licensee also agrees that Licensor will suffer great and irreparable injury from any use by Licensee after the termination of this Agreement of the Trademarks and that injunctive relief will be the only fair, adequate and complete remedy available to Licensor. Accordingly, Licensee hereby consents to the entry of an injunction in favor of Licensor, permanently enjoining further use of the Trademarks subsequent to any such termination of this Agreement.


                                   ARTICLE IV

                                 OTHER MATTERS

                  SECTION 4.1. Rights Reserved, etc. All rights in the Trademarks other than those specifically granted herein are reserved by Licensor for its own use and benefit. Upon expiration or termination of this Agreement or upon expiration or termination of this Agreement in respect of a Joint Venture Property for any reason whatsoever, all rights in the Trademarks licensed hereunder shall automatically revert to Licensor. Licensor shall, at any time or from time to time (whether during or after the term of this Agreement), execute any documents reasonably required by Licensor in such connection.

                  SECTION 4.2. Limited Representations by Licensor. Licensor makes no representations or warranties to Licensor with regard to the Trademarks (or any matter related thereto) other than as specifically expressed herein.

                  SECTION 4.3. Indemnification. (a) Licensee hereby agrees to indemnity and hold harmless on an after-tax basis Licensor and its affiliates, officers, directors, employees, agents, successors and assigns (an "Indemnified Party") for any and all liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses) actually suffered or incurred by an Indemnified Party (including,

                                      -6-
365002.1

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without limitation, any action brought or otherwise initiated by an Indemnified
Party), net of any resulting tax benefit and net of any refund or reimbursement of any portion of such amount including, without limitation, reimbursement by way of insurance or third party indemnification (a "Loss"), arising out of or resulting from:

                   (i)     Licensee's use of the Trademarks;

                  (ii) the breach of any covenant or agreement by Licensee contained in this Agreement; or

                 (iii) the ownership or operation of any Joint Venture or Joint Venture Property.

                  (b) An Indemnified Party seeking indemnification under this
Section 4.03 shall give Licensee notice of any matter that such Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. The obligations and liabilities of Licensee under this Section 4.03 with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Section 4.03 ("Third Party Claims") shall be governed by the following additional terms and conditions: if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give Licensee notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release Licensee from any of its obligations under this Section 4.03 except to the extent Licensee is materially prejudiced by such failure and shall not relieve Licensee from any other obligation or liability that it may have to any Indemnified Party otherwise than under this Section 4.03. If Licensee acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then Licensee shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and Licensee, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of Licensee. In the event Licensee exercises the right to undertake any such defense against any such Third Party

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Claim as provided above, the Indemnified Party shall cooperate with Licensee in such defense and make available to Licensee, at Licensee's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by Licensee. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, Licensee shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Licensee's expense, all such witnesses, records, materials and information in the Licensee's possession or under the Licensee's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by Licensee without the prior written consent of the Indemnified Party.

                  SECTION 4.4. Confidential Information. Any information disclosed to Licensee under this Agreement shall be held as confidential by Licensee and shall be used only as allowed under this Agreement, except for information which is or becomes publicly known through no fault of Licensee or becomes published in a patent or other written publication.

                  SECTION 4.5. Liquidated Damages. (a) The parties establish the following schedule of liquidated damages payable by Licensee to Licensor within fifteen (15) days after termination of this Agreement in respect of any Joint Venture Property prior to the end of the twentieth year following the date of this Agreement with or without cause by either party, insofar as actual damages are difficult to predict and this formula is a reasonable pre-estimate of the actual damages to be suffered by Licensor as a result of premature termination of this Agreement. Licensee shall pay to Licensor the product of the aggregate payments due from Licensee pursuant to Section 2.02(a) (whether or not paid by Licensee) during the last twelve (12) months multiplied by the Factor (as hereinafter defined). If this Agreement has not been in effect for at least twelve (12) months, the parties agree that liquidated damages shall be calculated by taking the average of monthly payments due from Licensee pursuant to Section 2.02(a) (whether or not paid by Licensee) under this Agreement times twelve (12), then multiplying by the Factor. If the termination occurs before the end of the fourth year following the date of this Agreement, then the Factor will be five (5). If the termination occurs during the fifth year following the date of this Agreement, the Factor will be four (4). If the termination occurs during the sixth year following the date of this Agreement, the Factor will be three (3). If the termination occurs after the sixth year following the date of this Agreement, but before the end of the twentieth year following the date of this Agreement, the Factor will be two (2).


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                  (b) Licensee may terminate this Agreement at any time in
respect of any Joint Venture without incurring the damages provided in paragraph (a), provided, however, that Licensee shall have entered into a license or franchise agreement with another subsidiary of HFS Incorporated ("HFS") providing for the operation of the relevant Joint Venture Property as part of the franchise system owned by said subsidiary, which agreement shall be in the then current standard form of license or franchise agreement being offered to prospective licensees or franchisees by said subsidiary in its then current Uniform Franchise Offering Circular for the state in which the relevant Joint Venture Property is located. Such agreement shall be modified to include liquidated damages and assignment provisions substantially the same as paragraph (a) hereof, after giving effect to the expiration of the period prior to such termination of this Agreement in respect of such Joint Venture, and a term at least equal to the unexpired portion of the original term of this Agreement in respect of such Joint Venture. Licensee acknowledges that neither HFS nor any subsidiary of HFS shall be obligated to enter into any license or franchise agreement with Licensee with respect to the relevant Joint Venture Property.

                  SECTION 4.6. Continued Use of Trademarks. During the term of this Agreement, Licensee will not discontinue the operation of any Joint Venture Property under the Trademarks, without the prior written consent of Licensor, unless such Joint Venture Property has dissolved or terminated its joint venture agreement.


                                   ARTICLE V

                                 MISCELLANEOUS

                  SECTION 5.1. Expenses. Except as otherwise provided in
Section 4.03, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                  SECTION 5.2. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.02):


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         (a)      if to Licensee:

                  Forte Hotels, Inc.
                  c/o National Lodging Corp.
                  339 Jefferson Road
                  Parsippany, NJ 07054-0278
                  Telephone: (201) 952-8472
                  Telecopy: (201) 428-3260
                  Attention: James Buckman

                  with copies to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, NY 10022
                  Telephone: (212) 856-7100
                  Telecopy: (212) 856-7808
                  Attention: Martin Edelman

                  and

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York,  NY 10022
                  Telephone: (212) 848-4000
                  Telecopy: (212) 948-7179
                  Attention: Alfred Ross

         (b)      if to Licensor:

                  Bear Acquisition Corp.
                  c/o HFS Incorporated
                  339 Jefferson Road
                  Parsippany, NJ 07054-0278
                  Telephone: (201) 952-8472
                  Telecopy: (201) 428-3260
                  Attention: James Buckman

                  with a copy to:

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, NY 10022
                  Telephone: (212) 848-4000
                  Telecopy: (212) 848-7179
                  Attention: Alfred Ross

                  SECTION 5.3. Public Announcements. Except as may be required by the federal securities laws or the rules of any listing agreement with a national securities exchange, no party to this Agreement shall make, or cause to be made, any press release or public announcement or make any other disclosure in

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respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties hereto, and the parties shall cooperate as to the timing and contents of any such press release, public announcement or other disclosure.

                  SECTION 5.4. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 5.5. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

                  SECTION 5.6. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their Affiliates, and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 5.7. Amendment and Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties hereto. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto, (ii) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any agreement of any other party or any condition contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or each of the parties to be bound thereby.

                  SECTION 5.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the Borough of Manhattan in the City of New York. To the extent permitted by law, the parties hereto expressly consent to the jurisdiction of such courts, agree to venue in such courts and hereby waive any

                                      -11-
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


defense or claim of forum non conveniens they may have with respect to any such action or proceeding brought.

                  SECTION 5.9. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 5.10. No Transfer, etc. This Agreement and the rights hereunder shall not be assignable or transferable in whole or in part by Licensee, either voluntarily or by operation of law or otherwise, without the prior written consent of Licensor, and Licensee shall not attempt to assign, transfer, sub-license, pledge or otherwise dispose of this Agreement or of any of its rights or obligations hereunder without the prior written consent of Licensor. Any attempt by License to make any such disposition without the prior written consent of Licensor shall be void and may be treated by Licensor as grounds for termination of this Agreement. In the event of assignment of this Agreement by Licensee, Licensee will remain liable for all obligations of the assignee until the seventh anniversary of the Closing.

                  SECTION 5.11. No Agency/Partnership. Nothing in this Agreement shall be construed so as to constitute either Party hereto the agent or partner of the other. On no account may a Party hereto create (or hold itself out to third parties as being able to create) any binding obligation on behalf of the other without the prior written consent of the other.

                  IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                       BEAR ACQUISITION CORP.,
                                       as Licensor


                                       By: /S/James E. Buckman
                                           Name: James E. Buckman
                                           Title:Executive Vice-President


                                       FORTE HOTELS, INC.,
                                       as Licensee


                                       By: /S/Stephen P. Holmes
                                           Name: Stephen P. Holmes
                                           Title: Chief Financial Officer

                                      -12-
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                          SCHEDULE 1.01(q): TRADEMARKS


                             TRADEMARK "SLEEPY BEAR"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------
In Canada
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY                            270,706              07/02/82         Pens, pencils, postcards, placemats,
                                                                        drinking glasses made of glass or plastic, ashtrays, shower caps, ice buckets, shoe cloths and match books. Hotel and
                                                                        motel services, namely services rendered in providing room and meals by hotels and motels, accommodation services;
                                                                        restaurant services; consulting services in connection
                                                                        with the operation of hotels and motels of others; charge
                                                                        account services, namely extending credit to customers;
                                                                        and services in training personnel.


BEAR                               270,705             07/02/82         Pens, pencils, postcards, placemats,
SILHOUETTE                                                              drinking glasses made of glass or
Design                                                                  plastic, ashtrays, shower caps, ice buckets, shoe clothes
                                                                        and match books. Hotel and motel services, namely services rendered in providing room and meals by hotels and motels;
                                                                        accommodation services; restaurant services; consulting
                                                                        services in connection with the operation of hotels and
                                                                        motels of others; charge account services, namely
                                                                        extending credit to customers; and services in training
                                                                        personnel.


NYL3/145199.1



                                                                 2

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                       357,297              12/23/88         Lodging, inns and food through hotels,
                                                                        inns and tourist camps, tourist homes,
                                                                        inn-farms (farming houses for tourists),
                                                                        and rest and convalescence houses.
                                                                        Restaurants, self-service restaurants,
                                                                        canteens, night clubs and bars.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                            Application          Filing Date        Hotel, motel, resort hotel, restaurant,
SILHOUETTE                        180,065              10/07/93         bar, catering and hotel/motel
Design                                                                  reservation services.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                            Application          Filing Date        Hotel directories, maps, brochures,
SILHOUETTE                        180,066              10/07/93         posters, newsletters, magazines,
Design                                                                  newspapers, note pads, message pads,
                                                                        door hangers, pens, pencils, drinking glass covers,
                                                                        and toilet bowl covers.

- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY with                       848,208              04/30/68         Motor hotel directories, motor hotel
SLEEPY BEAR                                                             services and performing a charge
Design                                                                  account service, namely extending
                                                                        credit to customers of applicant.
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                      1,868,761             12/20/94         Hotel and Motel services.
- -----------------------------------------------------------------------------------------------------------------------------
SLEEPY BEAR                      1,895,437             05/23/95         Providing a children's club in
CLUB                                                                    connection with hotel and motel
                                                                        services.
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                             1,001,682             01/14/75         Hotel, motel and restaurant services.
SILHOUETTE
- -----------------------------------------------------------------------------------------------------------------------------
BEAR                             1,006,905             03/18/75         Paper products, namely stationery,
SILHOUETTE                                                              postcards, placemats, and advertising
Design                                                                  brochures and leaflets.


NYL3/145199.1

                                                                 3

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

BEAR                            Application          Filing Date        Men's, women's and children's
SILHOUETTE                      74/439,019             09/23/93         clothing, namely bandanas, head
                                                                        bands, neck bands, sweat bands, wrist bands, blazers,
                                                                        blouses, bottoms, boxer shorts, cloth diapers for infants, raincoats, coveralls, dresses, footwear, golf shirts,
                                                                        nightgowns, halloween costumes, hats, head wear, infant
                                                                        wear, wind resistant jackets, knit shirts, loungewear,
                                                                        mittens, mufflers, neckerchiefs, neckties, night shirts,
                                                                        pajamas, sweat pants, polo shirts, robes, scarves, sport
                                                                        shirts, undershirts, bermuda shorts, boxer shorts, gym
                                                                        shorts, sweat shirts, sweat shorts, shower caps,
                                                                        sleepwear, slippers, sneakers, socks, bathing suits, gym
                                                                        suits, jogging suits, play suits, sweat suits, bathing
                                                                        trunks, swim trunks, uniforms, athletic uniforms, sun
                                                                        visors and warm-up suits.


NYL3/145199.1

                                                                 4

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

"KEEP ON                        Application          Application        Soaps and cosmetics, including
TRUCKING"                       74-647,856           Dt. 03/17/95       shampoos, lotions and creams; clocks
POSE BEAR                                                               and watches, watch straps, jewelry,
Design                                                                  pins, key-chains; paper goods and
(SLEEPY BEAR                                                            printed matter, including stationery;
Character Design)                                                       accommodation and services
                                                                        directories, advertising brochures and leaflets, paper and plastic bags, paper bands for toilet seats, pens, pencils, drinking mugs, drinking glasses, ice buckets, fabrics,
                                                                        including bed linen and bed covers, table linens, wall
                                                                        hangings made of fabric, towels, clothing, headwear, and
                                                                        footwear for infants, children and adults, including
                                                                        bandanas, headbands, neckbands, sweatbands, wristbands,
                                                                        blazers, blouses, bottoms, boxer shorts, cloth diapers,
                                                                        raincoats and rainwear, coveralls, dresses, footwear, golf shirts, nightgowns, pajamas, halloween costumes, hats,
                                                                        headwear, infantwear, jackets (wind resistant), knit
                                                                        shirts, loungewear, mittens, mufflers, neckerchiefs,
                                                                        neckties, sweatpants, robes, scarves, knitshirts,
                                                                        nightshirts, poloshirts, sweatshirts, undershirts, bermuda shorts, gym shorts, sweat shorts, shower caps, sleepwear,
                                                                        sleepers, slippers, sneakers, socks, bathing suits, gym
                                                                        suits, jogging suits, play suits, sweatsuits, warm-up
                                                                        suits, bathing trunks, swimtrunks, uniforms, athletic
                                                                        uniforms, visors and sun visors; posters and wall hangings made of paper materials; games, playthings and sporting
                                                                        articles, including toys, dolls, inflatable dolls and golf balls; ashtrays and matches; hotel and motel


NYL3/145199.1

                                                      TRADEMARK "SLEEPY BEAR"
- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------


                                                                        management services, convention services, business
                                                                        consultation services, business management services, and
                                                                        travel and convention organizing services.
                                                                        =======================================


NYL3/145199.1

                                                                 6

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In Canada
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        117,776              04/29/60         Lodging services.
Logo
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        352,092              02/24/89         Hotel, motel, lodging, restaurant,
                                                                        catering services, and related
                                                                        management services.
- -----------------------------------------------------------------------------------------------------------------------------
VISCOUNT                          291,703              06/8/84          Hotel, motel and restaurant services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                      166/42384-             03/17/95         Lodging supplies, namely towels,
                                  206543                                blankets and soap.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        294,589              08/31/84         Hotel, motel and restaurant services.
VISCOUNT
- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,526              02/11/92         Beer, mineral and aerated waters and
                                                                        other non-alcoholic drinks, fruit drinks
                                                                        and fruit juices, syrups and other
                                                                        preparations for making beverages.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,717              02/12/92         Paper, cardboard and goods made from
                                                                        these materials not included in other
                                                                        classes; printed matter; book binding
                                                                        material; photographs; stationery;
                                                                        adhesives for stationery or household
                                                                        purposes; artists' materials; paint
                                                                        brushes; typewriters and office
                                                                        requisites (except furniture);
                                                                        instructional and teaching material
                                                                        (except apparatus); plastic materials for
                                                                        packaging (not included in other
                                                                        classes); playing cards; printers' type;
                                                                        and printing blocks.


NYL3/145199.1

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                        405,167              02/07/92         Coffee, tea, cocoa, sugar, rice,
                                                                        tapioca, sago, artificial coffee, flour
                                                                        and preparations made from cereals,
                                                                        bread, pastry and confectionery, ices,
                                                                        honey, treacle, yeast, baking powder,
                                                                        salt, mustard, vinegar, sauces (except
                                                                        salad dressings), spices and ice.
- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,474,602             01/26/88         Motor hotel services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,869,185             12/27/94         Hotel, motel, resort hotel, restaurant,
                                                                        catering and hotel/motel reservation
                                                                        services.  Toilet soap, hair shampoo,
                                                                        hand lotion, and hair conditioner.
                                                                        Pens, stationery, envelopes, bags for
                                                                        the disposal of feminine hygiene
                                                                        products, paper drinking-glass caps,
                                                                        note pads, paper placemats, hotel
                                                                        directories, comment cards,
                                                                        guestbooks, stationery portfolios,
                                                                        printed paper signs hung from
                                                                        doorknobs, tent cards, paper name
                                                                        tags, brochures regarding personal
                                                                        security, business cards, paper toilet-
                                                                        seat bands, and trash bags.  Drinking
                                                                        glasses, ashtrays not of precious metal,
                                                                        and matches.

NYL3/145199.1

                                                                 8

                                                      TRADEMARK "TRAVELODGE"

- -----------------------------------------------------------------------------------------------------------------------------
                                      Reg.
         Trademark           Reg. No.                    Date                             Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------



- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,879,457             02/21/95         Toilet soap, hair shampoo, hand lotion
and Design                                                              and hair conditioner.  Pens, stationery, envelopes, bags
                                                                        for the disposal of feminine hygiene products, paper
                                                                        drinking-glass caps, note pads, paper placemats, hotel
                                                                        directories, comment cards, guestbooks, stationery
                                                                        portfolios, printed paper signs hung from doorknobs, tent
                                                                        cards, paper name tags, brochures regarding personal
                                                                        security, business cards, paper toilet-seat bands, and
                                                                        trash bags. Drinking glasses, ashtrays not of precious
                                                                        metal, and matches.


- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,868,724             12/20/94         Hotel, motel, resort hotel
                                                                        restaurant, and Design catering and hotel/motel
                                                                        reservation services.
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,210,114             09/21/82         Hotel and motel services.
BARGAIN BREAK WEEKEND
- -----------------------------------------------------------------------------------------------------------------------------
TRAVELODGE                       1,213,615             10/19/82         Hotel and motel services featuring
PREFERRED                                                               special rates and benefits
TRAVELLER
=============================================================================================================================



NYL3/145199.1

                                                                 9


- -----------------------------------------------------------------------------------------------------------------------------
                                                      TRADEMARK "THRIFTLODGE"
- -----------------------------------------------------------------------------------------------------------------------------
         Trademark               Reg. No.             Reg. Date                           Services/Goods
- -----------------------------------------------------------------------------------------------------------------------------
In Mexico
- -----------------------------------------------------------------------------------------------------------------------------
THRIFTLODGE                       363,997              02/27/89         Hotel, motel and restaurant services.
- -----------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------
In United States
- -----------------------------------------------------------------------------------------------------------------------------
THRIFTLODGE                      1,539,812             05/16/89         Motel services.
- -----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================


NYL3/145199.1

                                          SCHEDULE 2.01:   JOINT VENTURES

- ------------------------------------------------------------------------------------------------------------------------------


             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
1.          1/24/86              Charlotte L. Mattinson Trustee, Mattinson              San Antonio Alamo
                                 Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
2.          3/14/83              Leroy G. Clark                                         Atlanta Central
- ------------------------------------------------------------------------------------------------------------------------------
3.          6/12/90              Antoni Trzaska; Teresa Trzaska; Harry                  Ashtabula
                                 Krieger; Lillian F. Epstein; Judith A.
                                 Epstein Brown; Norman D. Epstein; and
                                 Burnett and Bertha Hendryx, Co-Trustees,
                                 the Hendryx Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
4.          8/2/66               Bertil Hanson; Gregory Lawrence Johnson,               Chicago O'Hare
                                 Trustee of the Gregory Lawrence Johnson
                                 Trust and The John William Johnson Trust;
                                 and Gary L. Laughton and Evelyn M.
                                 Laughton, as Trustees for The Laughton
                                 Family Revocable Living Trust dated
                                 6/29/90
- ------------------------------------------------------------------------------------------------------------------------------
5.          10/30/67             RST, Inc.                                              Lancaster
- ------------------------------------------------------------------------------------------------------------------------------
6.          12/19/90             S. Ahluwalia                                           Athens, Alabama Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
7.          2/6/63               HAD Inc.                                               Natick
- ------------------------------------------------------------------------------------------------------------------------------
8.          4/15/80              Grow Mountain Corp.                                    Ocala
- ------------------------------------------------------------------------------------------------------------------------------
9.          11/1/82              The Maximuke Co.; William Howard and                   Cincinnati
                                 Diane L. Waite; and Virginia N. Webb
- ------------------------------------------------------------------------------------------------------------------------------
10.         7/24/84              Mark Pitre; Harold P. Chastnat and Evelyn              Lafayette Center
                                 Chastnat
- ------------------------------------------------------------------------------------------------------------------------------
11.         1/28/72              Marco, a Pennsylvania general partnership              Chambersburg
- ------------------------------------------------------------------------------------------------------------------------------
12.         1/30/91              Harrisburg, Inc.                                       Lake Park
- ------------------------------------------------------------------------------------------------------------------------------
13.         7/27/72              Lortola, Inc.                                          Quincy
- ------------------------------------------------------------------------------------------------------------------------------
14.         6/11/70              Alfred J. LeCocq and Sandra S. LeCocq;                 Zanesville Thriftlodge
                                 Frederick J. Grant III, as Trustee under
                                 Declaration of Trust by Ethel Weller
                                 Curphey; John M. Curphey; and William
                                 M. Curphey, Jr.
- ------------------------------------------------------------------------------------------------------------------------------
15.         2/5/75               Evelyn Ringquist                                       Alexandria


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
16.         6/16/94              Roger A. Davis; Virginia Davis                         Mason City Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
17.         3/27/62              Montgomery Motel, Inc.                                 Louisville
- ------------------------------------------------------------------------------------------------------------------------------
18.         10/1/93              Nancy S. Juneby                                        Lawrence*
- ------------------------------------------------------------------------------------------------------------------------------
19.         7/18/77              Richard E. Pruehs                                      South Sioux City
- ------------------------------------------------------------------------------------------------------------------------------
20.         6/29/93              Harshad Patel                                          Bedford
- ------------------------------------------------------------------------------------------------------------------------------
21.         12/15/78             Arthur T. Bach; Cecilia B. Bach;                       Gainesville (Gainesville
                                 Willoughby Cox, Jr. and Barbara D. Cox;                Lodge)
                                 Kathleen Gale McBroom; Betty Jane Orton
- ------------------------------------------------------------------------------------------------------------------------------
22.         12/19/83             Ronald J. Grace; Artex Development Co.                 Sarasota Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
23.         3/16/87              Sara-Myers, Inc.                                       Fort Myers
- ------------------------------------------------------------------------------------------------------------------------------
24.         12/15/69             Angeline Kapelak; Gundlach's Florida                   Clearwater
                                 Properties, Inc.
- ------------------------------------------------------------------------------------------------------------------------------
25.         12/23/84             Lucille M. Bonewitz; V. Michael Bonewitz;              Terre Haute Thriftlodge
                                 Josette M. Bonewitz
- ------------------------------------------------------------------------------------------------------------------------------
26.         1/12/68              William R. Webb; Virginia E. Webb; The                 Utica
                                 Stille & Duhlmeier Company
- ------------------------------------------------------------------------------------------------------------------------------
27.         12/13/77             Margaret M. Hurley Trust                               Seattle Downtown
- ------------------------------------------------------------------------------------------------------------------------------
28.         9/10/57              Sandra A. Brown, Trustee of the Brown                   Las Vegas Strip
                                 Family Living Trust; Deborah D. Brown;
                                 Jeanette Z. Foushee; James Zurcher, Jr.;
                                 LaFond Family Trust; Robert E. LaFond;
                                 Laura Belle Kelch, Trustee of the Kelch
                                 Family Trust; Marilyn Gubler, Trustee of
                                 the Marilyn Gubler Trust; Robert M. Kelch

- --------
*        The joint venture agreement was not executed by the parties.  The parties are currently acting in accordance with the terms thereof.

NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
29.         10/23/93             David and Thelma Schiller Living Trust;                San Francisco Central
                                 Estate of Frances M. Rose; Estate of
                                 Marguerite A. Loyton, Margene A. Lorton,
                                 Executor; Kenneth Gordon Rose; Lesley
                                 Rubinstein; Gregory Rubinstein; George S.
                                 & Barbara A. Ritzau, Co-Trustees of the
                                 Ritzau Family Trust; Kenneth Gordon
                                 Rose, Trustee of the June Rubinstein Trust;
                                 Joan L. Van de Sande, Trustee of Joan L.
                                 Van de Sande Trust; Brett William Van de
                                 Sande; Carole M. Phillips; Kurt Steven Van
                                 de Sande; Benjamin Byung-Sik Yuh &
                                 Barbara B. Yuh
- ------------------------------------------------------------------------------------------------------------------------------
30.         6/28/83              Edward A. Tudor; Rachel S. Knopp Trust,                Space Needle
                                 under Declaration of  Trust dated 9/4/87,
                                 Henry Straub, Jr., Trustee; Jeanette Z.
                                 Foushee; Rosalie M. Tudor; Safter, Inc.;
                                 James E. Zurcher, Jr.; La Fond Family
                                 Trust, Eugene La Fond, Trustee; Robert E.
                                 La Fond
- ------------------------------------------------------------------------------------------------------------------------------
31.         9/1/61               Nancy Bowker; Elizabeth M. Smith, as                   Monterey
                                 Sole Trustee of the Elizabeth Moies Smith
                                 Trust dated 9/11/87; Craig Smith
- ------------------------------------------------------------------------------------------------------------------------------
32.         4/9/87               Benjamin Byung-Sik Yuh and Barbara B.                  San Francisco Downtown
                                 Yuh; Borel Bank and Trust Company,
                                 Successor Trustee of the Frances G. Rose
                                 Trust; Kenneth Gordon Rose; Estate of
                                 Marguerite A. Lorton, Margene A. Lorton,
                                 Executor; Barbara Lorton; June Rubinstein
                                 Trust, Kenneth Rose, Trustee; Lesley
                                 Rubinstein; Gregory Rubinstein; Joan L.
                                 Van de Sande, Trustee of Joan L. Van de
                                 Sande Trust; Brett W. Van de Sande;
                                 Carole Phillips; Kurt S. Van de Sande;
                                 George S. and Barbara A. Ritzau, Co-
                                 Trustees of the Ritzau Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
33.         9/2/77               Carl J. Pendleton; Majorie E. Pendleton;               Tahoe City
                                 Nellys F. Webber


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
34.         5/4/61               Pearson Radco, Inc.                                    Salt Lake City Center
                                                                                        (formerly Salt Lake-
                                                                                        Downtown)
- ------------------------------------------------------------------------------------------------------------------------------
35.         11/9/89              Harold Edwin Ross Nesbitt, Jr., Trustee                La Jolla Beach
                                 under declaration of trust dated 10/12/89;
                                 Cecil A. Smith and Caroline Smith,
                                 Trustees of the Caroline and Cecil A. Smith
                                 Family Trust dated 5/15/87
- ------------------------------------------------------------------------------------------------------------------------------
36.         1/2/62               Harold Edwin Ross Nesbitt, Jr.; Ronald                 La Jolla Cove
                                 Fearing; Gladys Fearing; Mary McDonnell
- ------------------------------------------------------------------------------------------------------------------------------
37.         5/25/88              Frances G. Rose Trust, Wells Fargo Bank,               San Francisco Ghiradelli
                                 Successor Trustee; Kenneth Gordon Rose;                Square
                                 Estate of June Rubinstein; Lesley
                                 Rubinstein; Gregory Rubinstein
- ------------------------------------------------------------------------------------------------------------------------------
38.         5/26/71              Barry W. Ongerth; Daniel P. Hagmaier and               San Francisco Airport South
                                 Elsie G. Hagmaier, as Trustees of the
                                 Revocable Trust of Daniel P. Hagmaier and
                                 Elsie G. Hagmaier, dated 8/1/91; Dale
                                 Wallace Bennett and Grant B. Johnson;
                                 Fred Bennett, Jr.
- ------------------------------------------------------------------------------------------------------------------------------
39.         10/15/84             Madene Beddo, Co-Trustee of the M&M                    Santa Fe
                                 Family Trust dated 3/27/95; Jeanette Z.
                                 Foushee; James E. Zurcher, Jr.; Robert E.
                                 La Fond; La Fond Family Trust, Eugene
                                 La Fond, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
40.         4/3/62               Trustee of the Eli E. Dorsey Credit Trust              University (Seattle)
- ------------------------------------------------------------------------------------------------------------------------------
41.         3/10/75              Rellim, Inc.                                           Durango
- ------------------------------------------------------------------------------------------------------------------------------
42.         12/19/89             Russell C. Christensen; Romaine J.                     Salt Lake City
                                 Christensen; Highway Realty Co.
- ------------------------------------------------------------------------------------------------------------------------------
43.         1/10/79              Atlantic Partnership; TL Grove, Inc.; Helen            Long Beach Downtown
                                 P. Anderson; Robert O. Anderson
- ------------------------------------------------------------------------------------------------------------------------------
44.         11/14/86             Bentitou Partnership                                   Berkeley
- ------------------------------------------------------------------------------------------------------------------------------
45.         10/18/79             Kam-Rink Holdings Ltd.                                 Kamloops


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
46.         4/4/72               Frederic J. Bentitou; Kyla L. Bentitou;                Presidio
                                 Hella R. Fluss, Trustee of the Fluss Family
                                 Trust
- ------------------------------------------------------------------------------------------------------------------------------
47.         3/1/66               W.G. Enterprises; Jeanne Gage Ahlgren                  Santa Monica
                                 and Myron Ahlgren, Trustees of the
                                 Ahlgren Family Trust Agreement
- ------------------------------------------------------------------------------------------------------------------------------
48.         3/17/72              KML Corporation                                        South Tahoe
- ------------------------------------------------------------------------------------------------------------------------------
49.         7/1/74               The Estate of George Karasek; Helga                    Santa Cruz
                                 Karasek; Nancy L. Bowker and Irving A.
                                 Bowker; Carolyn Bowker; Marilyn
                                 Dorman; Keith Bowker; June Cornell
- ------------------------------------------------------------------------------------------------------------------------------
50.         5/16/77              Bruce E. Depew                                         Missoula
- ------------------------------------------------------------------------------------------------------------------------------
51.         8/19/86              Robert Lee Delaney Enterprises, Inc.;                  Mission Valley
                                 Wulfing Land Investment Co.; Mission
                                 Four Inc.; Tey-Delaney Investments, Inc.;
                                 Ticoulat Family Trust, B. Odette Ticoulat,
                                 Trustee; Anita A. Tey, M.D.
- ------------------------------------------------------------------------------------------------------------------------------
52.         9/21/73              10-E, Inc.; Estate of Theresa G.                       Bellevue
                                 McNamara, M. Hudzikiewicz, Executrix
- ------------------------------------------------------------------------------------------------------------------------------
53.         12/7/90              Wilbur C. Huffstutler and Shirley J.                   Milpitas
                                 Huffstutler; Donald Dilsaver and Beverly
                                 Dilsaver
- ------------------------------------------------------------------------------------------------------------------------------
54.         6/23/94              Rajendra & Anita Shastri                               Mesa
- ------------------------------------------------------------------------------------------------------------------------------
55.         1/20/82              Shan J. Karia                                          Portland Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
56.         10/21/76             Govind R. Vaghashia                                    Burbank
- ------------------------------------------------------------------------------------------------------------------------------
57.         4/12/76              Sallie Sebree Gregg; Vijay Desai                       Williams
- ------------------------------------------------------------------------------------------------------------------------------
58.         7/16/79              Barney J. Huseby; Catherine J. Huseby;                 Mercer Island
                                 Elizabeth C. Ratcliff; Beverly B. Goucher
- ------------------------------------------------------------------------------------------------------------------------------
59.         6/22/93              Benjamin Byung-Sik Yuh; Barbara Bok-                   Golden Gate
                                 Soon Yuh; Linda Benamati Bower, Trustee
                                 of the Linda Benamati Bower Revocable
                                 Trust dated 6/8/89; Vivian Irwin; Betsy H.
                                 Keller, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
60.         11/29/92             Edward A. Tudor; Rosalie M. Tudor                      Moses Lake


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
61.         10/19/82             Mar-Te, Inc.                                           Boise
- ------------------------------------------------------------------------------------------------------------------------------
62.         6/23/75              Wayne Thompson; Sara D. Thompson;                      San Luis Obispo
                                 Lawrence Eastman, Trustee
- ------------------------------------------------------------------------------------------------------------------------------
63.         4/1/63               Robert E. La Fond; Irja S. Sturm; Jeanette             Las Vegas Downtown
                                 Z. Foushee; James E. Zurcher, Jr.; La
                                 Fond Family Trust, Eugene La Fond,
                                 Trustee
- ------------------------------------------------------------------------------------------------------------------------------
64.         10/22/87             Gary L. Hines, Maxine L. Hines                         Paso Robles
- ------------------------------------------------------------------------------------------------------------------------------
65.         3/6/63               Moberly Holdings, Ltd.                                 Revelstoke Lodge (Canada)
- ------------------------------------------------------------------------------------------------------------------------------
66.         8/28/69              Janet M. Perry                                         Flagstaff
- ------------------------------------------------------------------------------------------------------------------------------
67.         12/13/83             Brewer Family Trust - Descendants' Trust,              Palm Springs
                                 Frederick Brewer, Trustee; Brewer Family
                                 Trust - Marital Trust, Frederick Brewer,
                                 Trustee; Glenn A. Davis & Marguerite L.
                                 Davis; Erich H. & Elizabeth Langmann
- ------------------------------------------------------------------------------------------------------------------------------
68.         5/18/94              Alpha 100, Tae H. Chon                                 Ogden
- ------------------------------------------------------------------------------------------------------------------------------
69.         3/30/81              Visalia Lodging Associates                             Visalia Thriftlodge
- ------------------------------------------------------------------------------------------------------------------------------
70.         5/28/80              Diane H. Lundstrom & The Estate of Kim                 Walla Walla
                                 Lundstrom; Jeanne Gage Ahlgren and
                                 Myron Ahlgren, Trustees of the Ahlgren
                                 Family Trust, under agreement dated
                                 6/15/89
- ------------------------------------------------------------------------------------------------------------------------------
71.         4/30/92              Jayendra D. Bhakta; Parimala J. Bhakta                 Palo Alto
- ------------------------------------------------------------------------------------------------------------------------------
72.         2/12/92              WMT Inc.; Grimes Corp.; Denzell May                    Roseburg
                                 Gage; Jeanne Gage Ahlgren & Myron
                                 Ahlgren, Trustees Ahlgren Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
73.         5/25/76              Georgia Sherwood; Yutaka Gofuku; Keiko                 Santa Barbara City Center
                                 Gofuku; Yoshiyasu Nakanishi
- ------------------------------------------------------------------------------------------------------------------------------
74.         1/20/88              Erich H. Langmann; Elizabeth Langmann                  Yuma
- ------------------------------------------------------------------------------------------------------------------------------
75.         6/7/54               Gene Grief                                             Hollywood (Travel Inn)
- ------------------------------------------------------------------------------------------------------------------------------
76.         7/27/92              Alfred W. Van de Vanter and Lorayne B.                 Ephrata
                                 Van de Vanter; Cathy Vaughn
- ------------------------------------------------------------------------------------------------------------------------------
77.         3/7/85               Shah and Patel, a Partnership                          Oceanside


NYL3/145204.1

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
78.         9/21/94              Dalip Sharma; Willis H. Miller, Trustee                Yakima
                                 under the Willis H. Miller Revocable Inter
                                 Vivos Trust dated 4/26/84
- ------------------------------------------------------------------------------------------------------------------------------
79.         5/1/91               Robert A. Mathison; Nanci B. Mathison;                 Eureka
                                 Ann Norwood; Myron Ahlgren and Jeanne
                                 Gage Ahlgren, Co-Trustees of the Ahlgren
                                 Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
80.         7/25/77              Lawrence A. Raffo and Victoria Raffo, as               Reno
                                 Co-Trustees of the Albert J. Raffo Family
                                 Trust; Gloria Mary Raffo; Richard H. &
                                 Geraldine Owens; Angelina Raggi; Nathan
                                 Scardigli; Anthony L. & Sylvia B. Flores;
                                 Dominic & Lorraine Giusti; Victoria Raffo
- ------------------------------------------------------------------------------------------------------------------------------
81.         2/9/81               Williard E. Hempel, Trustee, Williard E.               San Diego Airport
                                 Hempel Trust; Aubrey & Virginia Potter,
                                 Co-Trustees
- ------------------------------------------------------------------------------------------------------------------------------
82.         9/16/85              Jean Belleau                                           Santa Rosa Downtown
- ------------------------------------------------------------------------------------------------------------------------------
83.         11/14/88             D.J. Schock, Inc.                                      Billings
- ------------------------------------------------------------------------------------------------------------------------------
84.         6/15/82              April Blossom, Inc.; Arnold Schwartz and               Rancho Bernardo
                                 June Schwartz; Lester & Marion Schwartz;
                                 M. Louis Norman, Successor Trustee
                                 Herteen Family Trust
- ------------------------------------------------------------------------------------------------------------------------------
85.         3/14/94              Jean Belleau and Marianne Belleau                      Santa Rosa
- ------------------------------------------------------------------------------------------------------------------------------
86.         5/24/73              San-Ern, Inc.                                          Embarcadero-Harbor
- ------------------------------------------------------------------------------------------------------------------------------
87.         4/12/90              Alex Palermo and Jimmie Jane Palermo;                  San Diego Airport/Pt. Loma
                                 William A. Lake and Kleo M. Lake; Estate
                                 of Bettye Lutes, Eugene A. Horton, Esq.,
                                 Executor; Alfrieda Anderson; Nancy Jo
                                 Splitstoser; Molly C. Abreu; Madelyn
                                 McDonald; James P. McDonald
- ------------------------------------------------------------------------------------------------------------------------------
88.         6/22/89              Barob Group, Ltd.; Genevieve Simons                    Bayview Thriftlodge
                                 Family Trust, N. Joseph and G. Simons,
                                 Co-Trustees; Sadie Moss; Edward Moss;
                                 Elaine Levenson; Laurence Gerson; Estate
                                 of Rita Moss; Helen Moss


NYL3/145204.1

                                                         8

             Date                         Joint Venture Partner                                 Property
- ------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------
89.         5/10/83              Michael M. Murata; June O. Murata;                     Bellingham
                                 Glenna M. Enquist
- ------------------------------------------------------------------------------------------------------------------------------
90.         2/12/81              Man-Kyung Hong; Myung-Joo Hung; Mary                   Cabrillo Central
                                 Jane Guerin
- ------------------------------------------------------------------------------------------------------------------------------
91.         5/31/83              Estate of Bettye Lutes, Eugene A. Horton,              Balboa Park
                                 Esq., Executor; Mary Jane Guerin; Helen
                                 McCormick Thomson; Leonard and Denise
                                 Marien
- ------------------------------------------------------------------------------------------------------------------------------
92.         9/2/64               Estate of Thelma Olson, Nancy Underlee,                Eagle Rock (Eagle Rock
                                 Executor; Michael Bonaparte, Executor of               Inn)*
                                 the Estate of Joseph Graham
- ------------------------------------------------------------------------------------------------------------------------------
93.         4/27/78              Arthur R. Boag                                         Ontario
- ------------------------------------------------------------------------------------------------------------------------------
94.         11/27/72             Twin Pines Apartments                                  Santa Barbara Beach
- ------------------------------------------------------------------------------------------------------------------------------
95.         7/19/90              James C. Rector and Yvonne A. Rector;                  San Diego Uptown Welcome
                                 Shrikant and Sunita Sawant                             Inn
- ------------------------------------------------------------------------------------------------------------------------------
96.         12/5/77              Estate of Bettye Lutes; Jessie I. Pruett;              San Diego Downtown
                                 Mary Jane Guerin
- ------------------------------------------------------------------------------------------------------------------------------
97.         1/2/80               Emmett D. White                                        El Paso
- ------------------------------------------------------------------------------------------------------------------------------
98.         5/2/82               The Elizabeth Moies Smith Trust                        Monterey Fairgrounds
- ------------------------------------------------------------------------------------------------------------------------------
99.         7/23/62              Co-owners of the Company                               Travelodge at Fisherman's
                                                                                        Wharf
- ------------------------------------------------------------------------------------------------------------------------------

- --------
*        The joint venture agreement was not executed by the parties.  The parties are currently acting in accordance with the terms thereof.

NYL3/145204.1